EX-99.906CERT

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Strategic Allocation Portfolios, Inc.

Date of Form N-CSR:	June 30, 2023

The undersigned, the principle executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Strategic Allocation Portfolios, Inc. and will be retained by Voya Strategic Allocation Portfolios, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 5th day of September, 2023.

/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

EX-99.906CERT

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Strategic Allocation Portfolios, Inc.

Date of Form N-CSR:	June 30, 2023

The undersigned, the principle financial officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Strategic Allocation Portfolios, Inc. and will be retained by Voya Strategic Allocation Portfolios, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 5th day of September, 2023.

/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer